Exhibit 21

Subsidiaries of the Registrant

Name of Entity	State of Incorporation/ Organization	Subsidiary of What Entity
United HealthCare Services, Inc.	Minnesota	UnitedHealth Group Incorporated
United Healthcare, Inc.	Delaware	United HealthCare Services, Inc.
United HealthCare of Alabama, Inc.	Alabama	UnitedHealthcare, Inc.
United HealthCare of Arizona, Inc.	Arizona	UnitedHealthcare, Inc.
Arizona Physicians IPA, Inc.	Arizona	United HealthCare of Arizona, Inc.
United HealthCare of Arkansas, Inc.	Arkansas	UnitedHealthcare, Inc.
United HealthCare of Colorado, Inc.	Colorado	UnitedHealthcare, Inc.
United HealthCare of Florida, Inc.	Florida	UnitedHealthcare, Inc.
United HealthCare of Georgia, Inc.	Georgia	UnitedHealthcare, Inc.
UnitedHealthcare of Illinois, Inc.	Illinois	UnitedHealthcare, Inc.
United HealthCare of Louisiana, Inc.	Louisiana	UnitedHealthcare, Inc.
UnitedHealthcare of the Mid-Atlantic, Inc.	Maryland	UnitedHealthcare, Inc.
United HealthCare of the Midlands, Inc.	Nebraska	UnitedHealthcare, Inc.
United HealthCare of the Midwest, Inc.	Missouri	UnitedHealthcare, Inc.
United HealthCare of Mississippi, Inc.	Mississippi	UnitedHealthcare, Inc.
UnitedHealthcare of New Jersey, Inc.	New Jersey	UnitedHealthcare, Inc.
UnitedHealthcare of New York, Inc.	New York	UnitedHealthcare, Inc.
UnitedHealthcare of North Carolina, Inc.	North Carolina	UnitedHealthcare, Inc.
United HealthCare of Tennessee, Inc.	Tennessee	UnitedHealthcare, Inc.
United HealthCare of Texas, Inc.	Texas	UnitedHealthcare, Inc.
United HealthCare of Utah	Utah	UnitedHealthcare, Inc.
UnitedHealthcare of Wisconsin, Inc.	Wisconsin	UnitedHealthcare, Inc.
Midwest Security Holding, Inc.	Wisconsin	UnitedHealthcare, Inc.
Midwest Security Administrators, Inc.	Wisconsin	Midwest Security Holding, Inc.
Midwest Security Life Insurance Company	Wisconsin	Midwest Security Holding, Inc.
Midwest Security Care, Inc.	Wisconsin	Midwest Security Holding, Inc.
UnitedHealthcare of New England, Inc.	Rhode Island	United HealthCare Services, Inc.
United HealthCare of Ohio, Inc.	Ohio	United HealthCare Services, Inc.
Ovations Healthcare (UK) Limited	United Kingdom	United HealthCare Services, Inc.
UnitedHealth Networks, Inc.	Delaware	United HealthCare Services, Inc.
UnitedHealth Capital, LLC	Delaware	United HealthCare Services, Inc.
Commonwealth Physicians Services Corporation	Kentucky	United HealthCare Services, Inc.
UnitedHealth Financial Services, Inc.	Delaware	United HealthCare Services, Inc.
Exante Bank, Inc.	Utah	UnitedHealth Financial Services, Inc.
United HealthCare of Kentucky, Ltd.	Kentucky	United HealthCare Services, Inc.
Specialized Care Services, Inc.	Delaware	United HealthCare Services, Inc.
Optum Group, LLC	Delaware	Specialized Care Services, Inc.
Coordinated Vision Care, Inc.	Delaware	Specialized Care Services, Inc.
Spectera of New York, IPA, Inc.	New York	Coordinated Vision Care, Inc.
Unimerica Insurance Company	Wisconsin	Specialized Care Services, Inc.
United Resource Networks, Inc.	Delaware	Specialized Care Services, Inc.
Specialty Resource Services, Inc.	Delaware	United Resource Networks, Inc.
National Benefit Resources, Inc.	Minnesota	Specialized Care Services, Inc.
DCG Holdings, Inc.	Maine	Specialized Care Services, Inc.
Disability Consulting Group, LLC	Maine	DCG Holdings, Inc.
DCG Resources Options, LLC	Maine	DCG Holdings, Inc.
DCG OnLine, LLC	Maine	DCG Holdings, Inc.
EnvisionCare Alliance, Inc.	Illinois	Specialized Care Services, Inc.
Spectera, Inc.	Maryland	Specialized Care Services, Inc.
Spectera Vision Services of California, Inc.	California	Spectera, Inc.

Name of Entity	State of Incorporation/ Organization	Subsidiary of What Entity
Spectera Vision Services of Florida, Inc.	Florida	Spectera, Inc.
Spectera Eyecare of North Carolina, Inc.	North Carolina	Spectera, Inc.
Spectera Vision, Inc.	Virginia	Spectera, Inc.
Group Vision Associates, Inc.	Pennsylvania	Spectera, Inc.
Special Risk International, Inc.	Maryland	Specialized Care Services, Inc.
Triage Alliance, Inc.	Illinois	Specialized Care Services, Inc.
HealthAllies, Inc.	Delaware	Specialized Care Services, Inc.
ACN Group, Inc.	Minnesota	United HealthCare Services, Inc.
Managed Physical Network, Inc.	New York	ACN Group, Inc.
ACN Group IPA of New York, Inc.	New York	ACN Group, Inc.
ACN Group of California, Inc.	California	ACN Group, Inc.
Preferred Chiropractors of California	California	ACN Group of California, Inc.
Sierra Chiropractic, Inc.	California	ACN Group of California, Inc.
Dental Benefit Providers, Inc.	Delaware	United HealthCare Services, Inc.
Dental Benefit Providers of California, Inc.	California	Dental Benefit Providers, Inc.
Dental Benefit Providers of Illinois, Inc.	Illinois	Dental Benefit Providers, Inc.
Dental Benefit Providers of New Jersey, Inc.	New Jersey	Dental Benefit Providers, Inc.
Dental Insurance Company of America	New York	Dental Benefit Providers, Inc.
DBP-KAI, Inc.	New York	Dental Benefit Providers, Inc.
Dental Benefit Providers of Maryland, Inc.	Maryland	Dental Benefit Providers, Inc.
United Behavioral Health	California	United HealthCare Services, Inc.
U.S. Behavioral Health Plan, California	California	United Behavioral Health
Behavioral Health Administrators	California	United Behavioral Health
United Behavioral Health of New York, I.P.A., Inc.	New York	United Behavioral Health
LifeEra, Inc.	Oregon	United Behavioral Health
UHIC Holdings, Inc.	Delaware	United HealthCare Services, Inc.
United HealthCare Insurance Company	Connecticut	UHIC Holdings, Inc.
Clarite, LLC	Delaware	United HealthCare Insurance Company
United HealthCare Insurance Company of Illinois	Illinois	United HealthCare Insurance Company
United HealthCare Insurance Company of New York	New York	United HealthCare Insurance Company
United HealthCare Insurance Company of Ohio	Ohio	United HealthCare Insurance Company
Unimerica Life Insurance Company of New York	New York	United HealthCare Insurance Company
United HealthCare Products, LLC	Delaware	United HealthCare Insurance Company
United HealthCare Service LLC	Delaware	United HealthCare Insurance Company
UnitedHealthcare Alliance LLC	Delaware	United HealthCare Insurance Company
Duncan Printing Services, LLC	South Carolina	United HealthCare Insurance Company
Uniprise, Inc.	Delaware	United HealthCare Services, Inc.
Charter Oak HealthCare Services, Inc.	Delaware	Uniprise, Inc.
Ovations, Inc.	Delaware	United HealthCare Services, Inc.
EverCare of New York, IPA, Inc.	New York	Ovations, Inc.
Lifemark Corporation	Delaware	Ovations, Inc.
Arizona Health Concepts, Inc.	Arizona	Lifemark Corporation
Evercare of Arizona, Inc.	Arizona	Lifemark Corporation
Evercare of Texas, L.L.C.	Texas	Lifemark Corporation
Evercare Connections, Inc.	Delaware	Lifemark Corporation
Evercare Collaborative Solutions, Inc.	Delaware	Lifemark Corporation
Ovations Hospice, Inc.	Delaware	Lifemark Corporation
Golden Rule Financial Corporation	Delaware	UnitedHealth Group Incorporated
Golden Acquisition Corporation	Indiana	Golden Rule Financial Corporation
Great Western Products Company, Inc.	Alabama	Golden Acquisition Corporation
Active Transportation, LLC	Tennessee	Golden Acquisition Corporation
Golden Rule Insurance Company	Illinois	Golden Rule Financial Corporation

Name of Entity	State of Incorporation/ Organization	Subsidiary of What Entity
All Savers Insurance Company	Indiana	Golden Rule Insurance Company
Rooney Life Insurance Company	California	Golden Rule Insurance Company
Ad-Ventures, Inc.	Indiana	Golden Rule Financial Corporation
Charitable Organizations Services, Inc.	Indiana	Golden Rule Financial Corporation
Executive Systems, Inc.	Delaware	Golden Rule Financial Corporation
AmeriChoice Corporation	Delaware	UnitedHealth Group Incorporated
AmeriChoice Health Services, Inc.	Delaware	AmeriChoice Corporation
AmeriChoice Alliance, Inc.	Nevada	AmeriChoice Health Services, Inc.
AmeriChoice of New Jersey, Inc.	New Jersey	AmeriChoice Corporation
AmeriChoice of New York, Inc.	New York	AmeriChoice Corporation
AmeriChoice of Pennsylvania, Inc.	Pennsylvania	AmeriChoice Corporation
Great Lakes Health Plan, Inc.	Michigan	AmeriChoice Corporation
Information Network Corporation	Arizona	AmeriChoice Corporation
Revolution Health Systems, Inc.	Pennsylvania	Information Network Corporation
Ingenix, Inc.	Delaware	UnitedHealth Group Incorporated
Aperture Credentialing Holdings, Inc.	Delaware	Ingenix, Inc.
Aperture Credentialing, Inc.	Delaware	Aperture Credentialing Holdings, Inc.
Ingenix Pharmaceutical Services, Inc.	Delaware	Ingenix, Inc.
Ingenix International (Canada), Inc.	Canada	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services (Deutschland) GmbH	Germany	Ingenix Pharmaceutical Services, Inc.
Ingenix International (Hong Kong) Limited	Hong Kong	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services d.o.o.	Croatia	Ingenix Pharmaceutical Services, Inc.
Distance Learning Network, Inc.	Delaware	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services Holdings, Inc.	Delaware	Ingenix Pharmaceutical Services, Inc.
ClinPharm International Limited	United Kingdom	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services (UK) Limited	United Kingdom	ClinPharm International Limited
Ingenix Pharmaceutical Services (Spain) SL	Spain	Ingenix Pharmaceutical Services (UK) Limited
Ingenix Pharmaceutical Services (Australia) Pty Ltd	Australia	Ingenix Pharmaceutical Services (UK) Limited
Ingenix International (Italy) S.r.l.	Italy	Ingenix Pharmaceutical Services (UK) Limited
Ingenix Pharmaceutical Services (France) SARL	France	Ingenix Pharmaceutical Services (UK) Limited
CT Management, Inc.	California	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Netherlands) BV	Netherlands	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services (Sweden) AB	Sweden	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services de Argentina S.R.L.	Argentina	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services, LLC	Delaware	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Czech Republic), s.r.o.	Czechoslovakia	Ingenix Pharmaceutical Services Holdings, Inc.
Worldwide Clinical Trials, SL	Spain	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International Hungary Ltd.	Hungary	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services (RSA) Proprietary Limited	South Africa	Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Finland) Oy	Finland	Ingenix Pharmaceutical Services Holdings, Inc.
Reden & Anders, Ltd.	Minnesota	Ingenix, Inc.
GeoAccess, Inc.	Kansas	Ingenix, Inc.
Ingenix Publishing, Inc.	Delaware	Ingenix, Inc.
Ingenix Health Intelligence, Inc.	Delaware	Ingenix Publishing, Inc.
Symmetry Health Data Systems, Inc.	Arizona	Ingenix, Inc.
Episode Risk Groups, LLC	Arizona	Symmetry Health Data Systems, Inc.
UnitedHealthcare International Asia, LLC	Delaware	UnitedHealth Group Incorporated
UnitedHealthcare International Malaysia Sdn. Bhd.	Malaysia	UnitedHealthcare International Asia, LLC

Name of Entity	State of Incorporation/ Organization	Subsidiary of What Entity
UnitedHealthcare Asia Limited	Hong Kong	UnitedHealthcare International Asia, LLC
Philam Care Health Systems, Inc.	Philippines	UnitedHealth Group Incorporated
UnitedHealthcare International, Inc.	Delaware	UnitedHealth Group Incorporated
AIG United HealthCare LLC	Delaware	UnitedHealth Group Incorporated
UnitedHealth Group Finance Company, Inc.	Delaware	UnitedHealth Group Incorporated
UnitedHealth Group International, LLC	Delaware	UnitedHealth Group Finance Company, Inc.
H&W Indemnity, Ltd.	Caymans	UnitedHealth Group Incorporated
UHC International Holdings, Inc.	Delaware	UnitedHealth Group Incorporated
UHC International Services, Inc.	Delaware	UnitedHealth Group Incorporated
United Healthcare International Mauritius Limited	Mauritius	UnitedHealth Group Incorporated
Aspire Global Support Services Private Limited	India	United Healthcare International Mauritius Limited
MediExpress Sdn. Bhd.	Malaysia	United Healthcare International Mauritius Limited
United Healthcare India (Private) Limited	India	United Healthcare International Mauritius Limited
Omega Insurance Advisors Private Limited	India	United Healthcare India (Private) Limited
Mid Atlantic Medical Services, LLC	Delaware	UnitedHealth Group Incorporated
Optimum Choice, Inc.	Maryland	Mid Atlantic Medical Services, LLC
Optimum Choice of the Carolinas, Inc.	North Carolina	Mid Atlantic Medical Services, LLC
Optimum Choice, Inc. of Pennsylvania	Pennsylvania	Mid Atlantic Medical Services, LLC
Alliance Recovery Services, LLC	Maryland	Mid Atlantic Medical Services, LLC
MAMSI Life and Health Insurance Company	Maryland	Mid Atlantic Medical Services, LLC
Alliance PPO, LLC	Maryland	MAMSI Life and Health Insurance Company
MAMSI Insurance Resources, LLC	Maryland	MAMSI Life and Health Insurance Company
MAMSI Insurance Agency of the Carolinas	North Carolina	MAMSI Life and Health Insurance Company
Physicians Health Plan of Maryland, Inc.	Maryland	Mid Atlantic Medical Services, LLC
MD-Individual Practice Association, Inc.	Maryland	Physicians Health Plan of Maryland, Inc.
MD-IPA Surgicenter, Inc.	Maryland	MD-Individual Practice Association, Inc.
HomeCall Hospice Services, Inc.	Maryland	Mid Atlantic Medical Services, LLC
HomeCall Pharmaceutical Services, Inc.	Maryland	Mid Atlantic Medical Services, LLC
HomeCall, Inc.	Maryland	Mid Atlantic Medical Services, LLC
FirstCall, Inc.	Maryland	HomeCall, Inc.
MLH Life Trust	Missouri	Mid Atlantic Medical Services, LLC
Ruby Acquisition LLC	Delaware	UnitedHealth Group Incorporated